                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                         MANUFACTURERS INVESTMENT TRUST
                (Name of Registrant as Specified In Its Charter)


PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

--------------------------------------------------------------------------------

                         MANUFACTURERS INVESTMENT TRUST
                               73 TREMONT STREET
                          BOSTON, MASSACHUSETTS 02108

                                                                  March 22, 2000

Dear Variable Annuity and Variable Life Contract Owners:

     In an effort to enhance the quality of the portfolio allocation process for the Lifestyle Trusts of Manufacturers Investment Trust (the "Trust"), Management has proposed a new subadvisory consulting agreement for these portfolios as well as certain related changes to the Trust Advisory Agreement and the Manufacturers Adviser Corporation ("MAC") subadvisory agreement.

     To consider and vote on the proposals described in the enclosed Notice of Special Meeting of Shareholders of the Lifestyle Trusts, a Special Meeting of such Shareholders will be held at 73 Tremont Street, Boston, Massachusetts 02108, on APRIL 28, 2000 AT 10:00 A.M., EASTERN STANDARD TIME.

     We encourage you to read the attached materials in their entirety. The following is an overview of the proposals for which you are being asked to provide voting instructions.

NEW SUBADVISORY CONSULTING AGREEMENT FOR THE LIFESTYLE TRUSTS

     Shareholders of each of the Lifestyle Trusts are being asked to consider a new subadvisory consulting agreement between MAC and State Street Global Advisors ("SSgA") for services related to the Lifestyle Trusts. The purpose of this agreement is to enhance MAC's portfolio allocation process for the Lifestyle Trusts through the use of SSgA's expertise in statistical analysis. SSgA is a leading investment management firm worldwide with over $672 billion in assets under management. SSgA overseas a wide variety of investments including active and passive equities, bonds, currency and asset allocation mandates. If approved by shareholders, the subadvisory consulting fee for each Lifestyle Trust would be at an annual rate of 0.075% of the first $100 million of the average daily value of the net assets of such Lifestyle Trust and 0.050% of the excess over $100 million.

     The proposal will not be effected as to a Lifestyle Trust unless shareholders of that Portfolio also approve the other two proposals described below.

AMENDMENT TO ADVISORY AGREEMENT AND MAC SUBADVISORY AGREEMENT

     Shareholders of the Lifestyle Trusts are also being asked to consider providing for an advisory fee paid to Manufacturers Securities Services, LLC ("Manulife Securities" or the "Adviser") by each of the Lifestyle portfolios to provide for the subadvisory consulting fee set forth above (currently, no advisory fee is imposed).

     The purpose of imposing an advisory fee on the Lifestyle Trusts is to exclusively provide for a subadvisory consulting fee to SSgA or to any successor subadviser providing services to the Lifestyle Trusts. The entire advisory fee will be used to fund such subadvisory consulting fees and the Adviser will not retain any of the fee.

     In conjunction with imposition of an advisory fee on the Lifestyle Trusts, shareholders are also being requested to approve a subadvisory fee for the Lifestyle Trusts. The subadvisory fee would be paid by the Adviser to MAC and would not be an additional expense of the Lifestyle Trusts. The purpose of the subadvisory fee is to permit MAC to pay SSgA the subadvisory consulting fee. (The Adviser would pay MAC a subadvisory fee and MAC in turn would pay SSgA a subadvisory consulting fee in the same amount.)

     Please note that neither the MAC subadvisory fee nor the SSgA subadvisory consulting fee would be paid directly by the Lifestyle Trusts. Rather, only the advisory fee would be paid by the Lifestyle Trusts. Therefore, the total cost of each of these proposals to the Lifestyle Trusts is the advisory fee described above.

                                    * * * *

     Although you are not a shareholder of the Trust, your purchase payments and the earnings on such purchase payments under your variable annuity or variable life contracts issued by The Manufacturers Life Insurance Company of North America ("Manulife North America"), The Manufacturers Life Insurance Company of New York ("Manulife New York") and The Manufacturers Life Insurance Company of America ("Manufacturers America") are invested in shares of one or more of the portfolios of the Trust through subaccounts of separate accounts established by Manulife North America, Manulife New York and Manufacturers America for such purposes. Since the value of your contract depends in part on the investment performance of the shares of the applicable portfolio of the Trust, you have the right to instruct Manulife North America, Manulife New York or Manufacturers America, as appropriate, how the shares of the Trust attributable to your contract are voted. The number of votes for which you may give instructions for any portfolio of the Trust is determined by dividing your contract value (or the reserve for a contract after its maturity date) allocated to the subaccount in which shares of such portfolio are held by the value per share of that portfolio of the Trust. Fractional votes are counted. Manulife North America, Manulife New York and Manufacturers America will vote all shares of the Trust issued to such companies in proportion to the timely instructions received from owners of the contracts participating in separate accounts registered under the Investment Company Act of 1940.

     Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement for the Trust, and a Voting Instructions Form for each Trust portfolio in which your contract values were invested as of March 1, 2000. The number of shares that represents your voting interest (determined as explained above) appears in each Voting Instructions Form. The Proxy Statement provides background information and describes, in detail, each of the matters to be voted on at the Meeting.

     BOARD OF TRUSTEES OF THE TRUST HAS UNANIMOUSLY VOTED IN FAVOR OF EACH PROPOSAL AND RECOMMENDS THAT YOU VOTE FOR THEIR APPROVAL.

     IN ORDER FOR SHARES TO BE VOTED AT THE MEETING BASED ON YOUR INSTRUCTIONS, WE URGE YOU TO READ THE PROXY STATEMENT AND THEN COMPLETE AND MAIL YOUR VOTING INSTRUCTIONS FORM(S) IN THE ATTACHED POSTAGE-PAID ENVELOPE, ALLOWING SUFFICIENT TIME FOR THEM TO BE RECEIVED BY APRIL 27, 2000.

     If you have any questions regarding any of the proposals, please call (800) 344-1029.

                                    Sincerely,

                              /s/ Matthew R. Schiffman

                                    Matthew R. Schiffman
                                    President
                                    Manufacturers Investment Trust

                         MANUFACTURERS INVESTMENT TRUST
                               73 TREMONT STREET
                          BOSTON, MASSACHUSETTS 02108

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            OF THE LIFESTYLE TRUSTS

To the Shareholders of
The Lifestyle Trusts of Manufacturers Investment Trust:

     Notice is hereby given that a Special Meeting of Shareholders of the Lifestyle Trusts (the "Meeting") of Manufacturers Investment Trust (the "Trust") will be held at 73 Tremont Street, Boston, Massachusetts 02108, on April 28, 2000 at 10:00 a.m., Eastern Standard Time. A Proxy Statement which provides information about the purpose of the Meeting is included with this notice. The Meeting will be held for the following purposes:

Proposal 1  Approval of an Amendment to the Advisory Agreement
            between the Trust and Manufacturers Securities
            Services, providing for an advisory fee with respect to each Lifestyle Trust. (Only shareholders of each of the Lifestyle Trusts will vote on Proposal 1).
Proposal 2  Approval of an Amendment to the Subadvisory Agreement
            between Manufacturers Securities Services, LLC and
            Manufacturers Adviser Corporation providing for a subadvisory fee with respect to each Lifestyle Trust.
            (Only shareholders of each of the Lifestyle Trusts will vote on Proposal 2).
Proposal 3  Approval of a Subadvisory Consulting Agreement
            between Manufacturers Adviser Corporation and State
            Street Global Advisors with respect to each Lifestyle
            Trust. (Only shareholders of each of the Lifestyle
            Trusts will vote on Proposal 3).

     Any other business that may properly come before the Meeting.

     NONE OF THE PROPOSALS WILL BE IMPLEMENTED AS TO A PORTFOLIO UNLESS SHAREHOLDERS OF THAT PORTFOLIO APPROVE ALL THREE PROPOSALS.

     The Board of Trustees has recently reviewed and unanimously endorsed the proposals set forth in the accompanying Proxy Statement.

     THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSALS 1, 2 AND 3.

     Each shareholder of record at the close of business on March 1, 2000 is entitled to receive notice of and to vote at the Meeting.

                                    Sincerely yours,

                                    /s/ James D. Gallagher

                                    James D. Gallagher
                                    Secretary

March 22, 2000
Boston, Massachusetts

                         MANUFACTURERS INVESTMENT TRUST

                            ------------------------

                                PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS
                            OF THE LIFESTYLE TRUSTS
                           TO BE HELD APRIL 28, 2000

                            ------------------------

                                 MARCH 22, 2000

                               TABLE OF CONTENTS


                                                             PAGE
                                                             ----
PROXY STATEMENT
General....................................................    1
Summary of Proposals.......................................    2
Voting Information.........................................    4
Proposal 1: Approval of an Amendment to the Advisory
            Agreement between the Trust and Manufacturers
            Securities Services, LLC providing for an
            advisory fee with respect to each Lifestyle
            Trust..........................................    6
Proposal 2: Approval of an Amendment to the Subadvisory
            Agreement between Manufacturers Securities
            Services, LLC and Manufacturers Adviser
            Corporation providing for a subadvisory fee
            with respect to each Lifestyle Trust...........   17
Proposal 3: Approval of a Subadvisory Consulting Agreement
            between Manufacturers Adviser Corporation and
            State Street Global Advisors with respect to
            each Lifestyle Trust...........................   22
Information Applicable to Each of the Advisory Agreement,
  the MAC Subadvisory Agreement and the SSgA Subadvisory
  Consulting Agreement.....................................   27
Other Matters..............................................   36
Exhibit A -- Amendment to Advisory Agreement...............  A-1
Exhibit B -- Amendment to MAC Subadvisory Agreement........  B-1
Exhibit C -- Subadvisory Consulting Agreement..............  C-1

                         MANUFACTURERS INVESTMENT TRUST
                               73 TREMONT STREET
                          BOSTON, MASSACHUSETTS 02108
                            ------------------------

                                PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS
                            OF THE LIFESTYLE TRUSTS
                           TO BE HELD APRIL 28, 2000
                            ------------------------

                                    GENERAL


     This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the "Board") of Manufacturers Investment Trust (the "Trust") of proxies to be used at a special meeting of shareholders of the Lifestyle Trusts to be held at 73 Tremont Street, Boston, Massachusetts 02108, on April 28, 2000, at 10:00 a.m., Eastern Standard Time (the "Meeting"). This Proxy Statement is first being mailed on or about March 22, 2000. Pursuant to the Trust's Agreement and Declaration of Trust, the Board has designated March 1, 2000 as the record date for determining shareholders eligible to vote at the Meeting (the "Record Date"). All shareholders of record of the Lifestyle Trusts at the close of business on March 1, 2000 are entitled to one vote for each share of beneficial interest of the Trust held.


     The Trust is a no-load open-end investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers shares in 39 portfolios with one series of shares for each portfolio. The special meeting of shareholders involves only five series of shares, each relating to one of the following:
Lifestyle Aggressive 1000 Trust, Lifestyle Growth 820 Trust, Lifestyle Balanced 640 Trust, Lifestyle Moderate 460 Trust, Lifestyle Conservative 280 Trust. A series of shares of the Trust is referred to in this Proxy Statement as a "Portfolio" and, collectively, as the "Portfolios," and the five Portfolios listed above are referred to herein as the "Lifestyle Trusts."

                              SUMMARY OF PROPOSALS

                                                SHAREHOLDERS OF THE
 PROPOSAL                                       TRUST WHO WILL VOTE
  NUMBER                 PROPOSAL                 ON THE PROPOSAL
 --------                --------               -------------------
Proposal 1  Approval of an Amendment to the     Shareholders of
            Advisory Agreement between the      each Lifestyle
            Trust and Manufacturers Securities  Trust will vote
            Services, LLC ("Manulife            separately on this
            Securities" or the "Adviser")       proposal.
            providing for an advisory fee with
            respect to each Lifestyle Trust.
Proposal 2  Approval of an Amendment to the     Shareholders of
            Subadvisory Agreement between the   each Lifestyle
            Adviser and Manufacturers Adviser   Trust will vote
            Corporation ("MAC") providing for   separately on this
            a subadvisory fee with respect to   proposal.
            each Lifestyle Trust.
Proposal 3  Approval of a Subadvisory           Shareholders of
            Consulting Agreement between MAC    each Lifestyle
            and State Street Global Advisors    Trust will vote
            ("SSgA") with respect to each       separately on this
            Lifestyle Trust.                    proposal.

     NONE OF THE PROPOSALS WILL BE IMPLEMENTED AS TO A PORTFOLIO UNLESS SHAREHOLDERS OF THAT PORTFOLIO APPROVE ALL THREE PROPOSALS.

SHAREHOLDERS OF THE LIFESTYLE TRUSTS

     The Trust does not sell its shares directly to the public, but sells its shares generally only to insurance companies and their separate accounts as the underlying investment medium for variable annuity and life contracts ("contracts"). Only shares of a particular Portfolio are entitled to vote on matters which affect only the interests of that Portfolio. As of the record date for the Special Meeting of Shareholders, the Lifestyle Trusts' shares were legally owned by: (i) The Manufacturers Life Insurance Company of North America ("Manulife North America"), (ii) The Manufacturers Life Insurance Company of New York ("Manulife New York"), (iii) The Manufacturers Life Insurance Company of America ("Manufacturers America") and (iv) The Manufacturers Life Insurance Company (U.S.A.) ("Manufacturers U.S.A."). The parent of each of Manulife North America, Manulife New York, Manufacturers America and Manufacturers U.S.A. is The Manufacturers Life Insurance Company ("Manulife"), a Canadian stock life insurance company. Manulife and its subsidiaries are wholly owned by

Manulife Financial Corporation, collectively known as Manulife Financial. The principal offices of Manulife Financial are located at 200 Bloor Street East, Toronto, Ontario, Canada M4W1E5.

     Manulife North America. Manulife North America is a stock life insurance company organized under the laws of Delaware whose principal address is 500 Boylston, Suite 400, Boston, Massachusetts 02116. Manulife North America holds shares of the Trust directly and attributable to variable annuity contracts in The Manufacturers Life Insurance Company of North America Separate Account A and variable life contracts in The Manufacturers Life Insurance Company of North America Separate Account B, both of which are separate accounts registered under the 1940 Act, as well as in an unregistered separate account.

     Manulife New York. Manulife New York is a stock life insurance company organized under the laws of New York whose principal address is 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595. Manulife New York holds shares of the trust directly and attributable to variable annuity contracts in The Manufacturers Life Insurance Company of New York Separate Account A and variable life contracts in The Manufacturers Life Insurance Company of New York Separate Account B, both of which are separate accounts registered under the 1940 Act, as well as in an unregistered separate account.

     Manufacturers America. Manufacturers America is a stock life insurance company originally organized under the laws of Pennsylvania and redomesticated under the laws of Michigan in 1992 whose principal address is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. Manufacturers America holds shares of the Trust directly and attributable to variable annuity contracts in Separate Account Two of The Manufacturers Life Insurance Company of America and variable life contracts in Separate Accounts Three and Four, all of which are separate accounts registered under the 1940 Act.

     Manufacturers U.S.A. Manufacturers U.S.A. is a stock life insurance company originally organized under the laws of Maine and redomesticated under the laws of Michigan in 1992 whose principal address is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. Manufacturers U.S.A. holds shares of the Trust in various unregistered separate accounts that are made available exclusively to qualified plans.

SHAREHOLDER VOTING

     Manulife North America, Manulife New York, Manufacturers America and Manufacturers U.S.A. have the right to vote upon matters that may be voted upon at a special shareholders' meeting. The companies will vote all shares of the Portfolios of the Trust issued to such companies in proportion to the timely instructions received from owners of the contracts participating in the separate accounts described above which are registered under the 1940 Act. The companies, in connection with their solicitation of voting instructions, are furnishing this Proxy Statement to the owners of contracts participating in registered separate accounts holding shares of the Portfolios to be voted on the Proposals included in this Proxy Statement.

     THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF THE TRUST'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999 TO ANY SHAREHOLDER UPON REQUEST. TO OBTAIN A REPORT, PLEASE CONTACT THE TRUST BY CALLING (800) 344-1029 OR BY WRITING TO THE TRUST AT 73 TREMONT STREET, BOSTON, MASSACHUSETTS 02108, ATTN. GORDON SHONE.

                               VOTING INFORMATION

     Proxies from the shareholders of each Lifestyle Trust are being solicited by the Board for the Special Meeting of Shareholders of the Lifestyle Trusts to be held on April 28, 2000 at 73 Tremont Street, Boston, Massachusetts 02108 at 10:00 a.m., Eastern Standard Time, or at such later time as necessary by adjournment. All valid proxies will be voted in accordance with specifications thereon, or in the absence of specification, for approval of the Proposals.

     Voting Instructions. Voting instructions may be revoked at any time prior to the voting of the shares represented thereby: (i) mailing written instructions addressed to the Secretary of the Trust at 73 Tremont Street, Boston, Massachusetts 02108, or (ii) signing and returning a new voting instructions form, in each case if received by the Trust by April 27, 2000. ALL PROPERLY EXECUTED VOTING INSTRUCTIONS RECEIVED BY APRIL 27, 2000 WILL BE VOTED AS SPECIFIED IN THE VOTING INSTRUCTION, OR, IF NO SPECIFICATION IS MADE, IN FAVOR OF THE PROPOSALS REFERRED TO IN THIS PROXY STATEMENT.

     Quorum; Definition of a Majority of Outstanding Voting Securities. Shareholders of the Lifestyle Trusts of record at the close of business on March 1, 2000 (the "Record Date") will be entitled to vote at the Meeting or any adjournment of the Meeting. The holders of 30% of the shares outstanding of each Portfolio at the close of business on that date present in person or by proxy will constitute for that Portfolio a quorum for the Meeting; however, a majority of the outstanding voting securities of each Portfolio entitled to vote at the close of business on that date is required to approve each Proposal, except as noted herein. As used in this Proxy

Statement, the vote of a "Majority of the Outstanding Voting Securities" means the affirmative vote of the lesser of:

          (1) 67% or more of the voting securities of the Trust or a Portfolio, as applicable, present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Trust or a Portfolio, as applicable, are present in person or by proxy or

          (2) more than 50% of the outstanding voting securities of the Trust or a Portfolio, as applicable.

Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. No shares have cumulative voting rights.

     In the event the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Trust's shares cast at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposals and will vote against any such adjournment those proxies to be voted against the Proposals.

     Abstentions. Abstentions are counted as shares eligible to vote at the Meeting in determining whether a quorum is present, but do not count as votes cast with respect to a Proposal. Under the 1940 Act, the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of treating abstentions as if they were votes against a Proposal.

     Cost of Preparation and Distribution of Proxy Materials. The cost of the preparation and distribution of these proxy materials will be borne by the Lifestyle Trusts. In addition to the solicitation of proxies by the use of the mails, proxies may be solicited by officers and employees of the Trust, Manulife Securities or its agents or affiliates, personally or by telephone. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting materials to their principals and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by the Trust for their out-of-pocket expenses.

     Voting for Each Portfolio. Shares of a particular Portfolio vote separately on matters which pertain only to that Portfolio. All of the Proposals will be voted on separately by shareholders of each of the Lifestyle Trusts.

     As of the Record Date, the number of votes eligible to be cast at the Meeting with respect to each Lifestyle Trust is as follow:


                                        VOTES HELD BY   VOTES HELD BY   VOTES HELD BY   VOTES HELD BY
                         NUMBER OF        MANULIFE        MANULIFE      MANUFACTURERS   MANUFACTURERS
PORTFOLIO              ELIGIBLE VOTES   NORTH AMERICA     NEW YORK         AMERICA         U.S.A.
---------              --------------   -------------   -------------   -------------   -------------
Lifestyle Aggressive
  1000 Trust.........     7,029,183       4,149,565         405,434         323,316       2,150,868
Lifestyle Growth 820
  Trust..............    29,272,445      20,337,191       1,901,274       1,492,078       5,541,902
Lifestyle Balanced
  640 Trust..........    31,048,074      21,302,704       2,191,073         660,666       6,893,631
Lifestyle Moderate
  460 Trust..........    11,846,918       9,448,091         908,492          95,640       1,394,695
Lifestyle
  Conservative 280
  Trust..............     7,500,711       5,858,291         514,164          62,267       1,065,989


     Trustees and officers of the Trust, in the aggregate, own or have the right to provide voting instructions for less than 1% of each Lifestyle Trust's outstanding shares.

     As of March 1, 2000, the percentage ownership of the outstanding shares of each Lifestyle Trust (by shareholder) is indicated below:


                                   MANULIFE NORTH   MANULIFE   MANUFACTURERS   MANUFACTURERS
PORTFOLIO                             AMERICA       NEW YORK      AMERICA         U.S.A.
---------                          --------------   --------   -------------   -------------
Lifestyle Aggressive 1000
  Trust..........................      59.03%         5.77%        4.60%           30.60%
Lifestyle Growth 820 Trust.......      69.48%         6.50%        5.10%           18.93%
Lifestyle Balanced 640 Trust.....      68.61%         7.06%        2.13%           22.20%
Lifestyle Moderate 460 Trust.....      79.75%         7.67%        0.81%           11.77%
Lifestyle Conservative 280
  Trust..........................      78.10%         6.85%        0.83%           14.21%


                                   PROPOSAL 1

                    APPROVAL OF AN AMENDMENT TO THE ADVISORY
                    AGREEMENT BETWEEN THE TRUST AND MANULIFE
                    SECURITIES PROVIDING FOR AN ADVISORY FEE
                    IN CONNECTION WITH EACH LIFESTYLE TRUST

     Manulife Securities serves as investment adviser for the Trust and for each of the Portfolios of the Trust pursuant to an investment advisory agreement, dated January 1, 1996, as amended and restated May 1, 1999, between Manulife Securities and the Trust (the "Advisory Agreement"). As Adviser to the Trust, Manulife Securities is responsible for, among other things, administering the business and affairs of the Trust and selecting, contracting with, compensating and monitoring subadvisers to manage the investment and reinvestment of the assets of the Portfolios. Manulife

Securities does not currently manage any of the Portfolios' assets on a day-to-day basis.

     Currently, no advisory fee is assessed on the Lifestyle Trusts. The Board, including all of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement (the "Disinterested Trustees") approved, on December 17, 1999, an amendment to the Advisory Agreement which would impose an advisory fee payable to Manulife Securities by each of the Lifestyle Trusts at an annual rate of 0.075% of the first $100 million of the average daily value of the net assets of each Lifestyle Trust and 0.050% of the excess over $100 million.

     The advisory fee for each Lifestyle Trust would be paid daily to the Adviser. The daily fee would be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of each Lifestyle Trust as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business.

     Currently, an expense reimbursement is in effect whereby Manulife Securities reimburses all Lifestyle Trusts expenses other than the expenses of:
(a) the underlying portfolios, (b) advisory fees, (c) taxes, (d) portfolio brokerage commissions, (e) interest, (f) litigation and (g) indemnification expenses and other extraordinary expenses of the Lifestyle Trusts. This expense reimbursement may be terminated at any time by Manulife Securities upon notice to the Trust.


     Manulife Securities anticipates that when net assets of each Lifestyle Trust exceed $100 million (and, therefore, the effective annual advisory fee for each Lifestyle Trust is reduced below 0.075%) that the amount of expenses reimbursed will be reduced. Manulife Securities anticipates that if total expenses of a Lifestyle Trust (excluding the expenses of the underlying portfolios and absent reimbursement) exceed 0.075%, it will reduce the expense reimbursement by an amount such that total expenses of each Lifestyle Trust including the advisory fee but excluding: (a) the expenses of the underlying portfolios, (b) taxes, (c) portfolio brokerage, (d) interest, (e) litigation and
(f) indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business, equal 0.075%. If the total expenses of a Lifestyle Trust (excluding the expenses of the underlying portfolios and absent reimbursement) are equal to or less then 0.075%, then no expenses will be reimbursed by Manulife Securities. Manulife Securities, continues, however, to reserve the right to eliminate the entire expense reimbursement (or any part thereof) at any time upon notice to the Trust.

     The purpose of imposing an advisory fee on the Lifestyle Trusts is to permit the subadviser to the Lifestyle Trusts, Manufacturers Adviser Corporation ("MAC") to enter into a subadvisory consulting agreement with State Street Global Advisors ("SSgA") which would permit SSgA to assist in the management of the Lifestyle Trusts. The entire advisory fee would be used exclusively to provide for a subadvisory consulting fee to SSgA or to any successor subadviser providing services to the Lifestyle Trusts. The services to be provided to the Lifestyle Trusts by SSgA are described under Proposal 3.

     The following is a schedule of the fees and expenses that each Lifestyle Trust paid for the fiscal year ended December 31, 1999 (as an annual percentage of the current value of the net assets of each of the Portfolios):

                         ANNUAL FUND OPERATING EXPENSES
                 (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
                    FOR FISCAL YEAR ENDED DECEMBER 31, 1999

                                                                      TOTAL ANNUAL
                                                      OTHER            OPERATING
PORTFOLIO                       ADVISORY FEE        EXPENSES*           EXPENSES
---------                      ---------------   ---------------   ------------------
Lifestyle Aggressive 1000
  Trust......................  No Advisory Fee        1.090%             1.090%
Lifestyle Growth 820 Trust...  No Advisory Fee        1.030%             1.030%
Lifestyle Balanced 640
  Trust......................  No Advisory Fee        0.940%             0.940%
Lifestyle Moderate 460
  Trust......................  No Advisory Fee        0.900%             0.900%
Lifestyle Conservative 280
  Trust......................  No Advisory Fee        0.810%             0.810%

---------------
* Other Expenses include underlying portfolio expenses, custody fees, registration fees, legal fees, audit fees, trustees' fees, insurance fees and other miscellaneous expenses. Advisory fees are reduced or Manulife Securities reimburses the Trust if the total of all expenses (excluding the expenses of the underlying portfolios, advisory fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business) applicable to a Lifestyle Trust exceed a specified annual rate (currently 0%). The expense limitations may be terminated at any time by Manulife Securities upon notice to the Trust. After reimbursement, for the fiscal year ended December 31, 1999, "Other Expenses" and "Total Annual Operating Expenses" were 1.060%, 0.990%, 0.910%, 0.860% and 0.780%, respectively, for the Lifestyle Aggressive 1000 Trust, the Lifestyle

Growth 820 Trust, the Lifestyle Balanced 640 Trust, the Lifestyle Moderate 460 Trust and the Lifestyle Conservative 280 Trust.

     The following is a schedule of the fees and expenses that each Lifestyle Trust can expect to incur under the Advisory Agreement based on the net assets of each Lifestyle Trust as of December 31, 1999 reflecting the proposed amendment to the Lifestyle Trust advisory fee:

                                   PRO FORMA
                         ANNUAL FUND OPERATING EXPENSES
                 (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
                                  (UNAUDITED)


                                                                     TOTAL
                                                                    ANNUAL
                                           ADVISORY     OTHER      OPERATING
PORTFOLIO                                    FEE      EXPENSES*   EXPENSES**
---------                                  --------   ---------   -----------
Lifestyle Aggressive 1000 Trust..........   0.075%      1.090%       1.165%
Lifestyle Growth 820 Trust...............   0.057%      1.030%       1.087%
Lifestyle Balanced 640 Trust.............   0.057%      0.940%       0.997%
Lifestyle Moderate 460 Trust.............   0.066%      0.900%       0.966%
Lifestyle Conservative 280 Trust.........   0.075%      0.810%       0.885%


---------------
* Other Expenses include underlying portfolio expenses, custody fees, registration fees, legal fees, audit fees, trustees' fees, insurance fees and other miscellaneous expenses.


** Manulife Securities has voluntarily agreed to pay certain expenses of each Lifestyle Trust (excluding the expenses of the underlying portfolios) as noted above. This voluntary expense reimbursement may be terminated at any time. After reimbursement, such expenses would be as follows, assuming the new expense reimbursement described above is in effect:



                                        ADVISORY    OTHER        TOTAL ANNUAL
    TRUST PORTFOLIO                       FEE      EXPENSES   OPERATING EXPENSES
    ---------------                     --------   --------   ------------------
    Lifestyle Aggressive 1000 Trust...   0.075%     1.060%          1.135%
    Lifestyle Growth 820 Trust........   0.057%     1.008%          1.065%
    Lifestyle Balanced 640 Trust......   0.057%     0.928%          0.985%
    Lifestyle Moderate 460 Trust......   0.066%     0.869%          0.935%
    Lifestyle Conservative 280
      Trust...........................   0.075%     0.780%          0.855%



     EXAMPLES: The following actual and pro forma Examples are intended to help a shareholder compare the cost of investing in each of the Lifestyle Trust with the cost of investing in other mutual fund portfolios. The

Examples assume that the shareholder invests $10,000 in a particular Lifestyle Trust for the time periods indicated and then redeems all of the shares at the end of those periods. The Examples also assume that a shareholder's investment has a 5% return each year and that such Portfolio's operating expense levels remain the same as set forth in the corresponding expense table above. Although a shareholder's actual costs may be higher or lower, based on these assumptions the shareholders costs would be:

                              SHAREHOLDER EXPENSES
                                  (UNAUDITED)

PORTFOLIO                        ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
---------                        --------   -----------   ----------   ---------
Lifestyle Aggressive 1000
  Trust........................    $111        $347          $601        $1329
Lifestyle Growth 820 Trust.....     105         328           569         1259
Lifestyle Balanced 640 Trust...      96         300           520         1155
Lifestyle Moderate 460 Trust...      92         287           498         1108
Lifestyle Conservative 280
  Trust........................      83         258           450         1002

                                   PRO FORMA
                             SHAREHOLDER EXPENSES*
                                  (UNAUDITED)

PORTFOLIO                        ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
---------                        --------   -----------   ----------   ---------
Lifestyle Aggressive 1000
  Trust........................    $119        $370          $641        $1415
Lifestyle Growth 820 Trust.....     111         346           599         1325
Lifestyle Balanced 640 Trust...     102         317           551         1221
Lifestyle Moderate 460 Trust...      99         308           534         1185
Lifestyle Conservative 280
  Trust........................      90         282           490         1090

---------------
* Reflects expenses an investor can expect to incur under the Advisory Agreement reflecting the proposed Lifestyle advisory fee.

     THE EXAMPLES ASSUME REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. THE EXAMPLES SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR ANNUAL RETURN OF SHARES OF A PORTFOLIO; ACTUAL EXPENSES AND ANNUAL RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN. There can be no assurance that the foregoing pro forma expense ratios would have been the actual expense ratios for the Portfolios had the proposed amendment to the Advisory Agreement been in effect for the period indicated above, or that the foregoing pro forma expense ratios reflect the actual expense ratios that will be incurred by the Portfolios indicated above if the proposed amendment to the Advisory Agreement is approved. The purpose of these tables is to assist shareholders in understanding the expenses a shareholder in each of the Portfolios will bear. Please note, however, that the variable contracts issued by Manulife North America, Manulife New York, Manufacturers America and Manufacturers U.S.A. provide for charges, including sales charges, not reflected in the above tables.

DESCRIPTION OF ADVISORY AGREEMENT

     Duties of the Adviser and Expenses Paid by the Adviser. Under the terms of the Advisory Agreement, the Adviser administers the business and affairs of the Trust. The Adviser is responsible for performing or paying for various administrative services for the Trust, including providing at the Adviser's expense:

     - office space and all necessary office facilities and equipment, and

     - individuals who are directors, officers or employees of the Adviser to serve (if duly elected or appointed) as Trustees, President, Treasurer or Secretary of the Trust, without remuneration from or other cost to the Trust.

     The Adviser shall, at the Trust's expense, perform all administrative, compliance, financial, accounting, bookkeeping and recordkeeping functions, except for those functions that may be performed by a third party pursuant to a custodian, transfer agency or service agreement executed by the Trust. The Adviser shall also furnish to the Trust, at the Trust's expense, any personnel necessary for these functions.

     The Adviser pays the cost of any advertising or sales literature relating solely to the Trust, the cost of printing and mailing Prospectuses to persons other than current holders of Trust shares or of variable contracts funded by Trust shares.

     In addition to providing the services described above, the Adviser selects, contracts with, and compensates subadvisers to manage the investment and reinvestment of the assets of the Trust portfolios. The Adviser monitors the compliance of such subadvisers with the investment objectives and related policies of each Portfolio, and reviews the performance of such subadvisers and reports periodically on such performance to the Trustees of the Trust.

     Expense Reimbursement. Advisory fees are reduced or the Adviser reimburses each Lifestyle Trust if the total of all expenses (excluding advisory fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business) applicable to a Lifestyle Trust exceeds 0% of the average annual net assets of the Lifestyle Trust (other than the expenses of Trust Portfolios in which the Lifestyle Trusts invest). The expense limitation will continue in effect unless otherwise terminated by the Adviser upon notice to the Trust. This voluntary expense reimbursement may be terminated at any time and is expected to be reduced as noted above.


     Adviser Compensation. Under the current Advisory Agreement, the Adviser receives no fee for services from the Lifestyle Trusts. As noted above, the proposed amendment would provide for a fee for each Lifestyle Trust at an annual rate of 0.075% of the first $100 million of the average daily value of the net assets of each Lifestyle Trust and 0.05% of assets in excess of such amount. The fee, which is accrued and paid daily, is calculated for each day by multiplying the daily equivalent of the annual percentage by the value of each Lifestyle Trust's net assets at the close of business on the previous business day of the Portfolio.

     If the amendment to the Advisory Agreement had been in effect for the Trust's fiscal year ended December 31, 1999, the Lifestyle Trusts would have paid advisory fees to the Adviser as follows:

                                                          ADVISORY FEE AS
                                                      A PERCENTAGE OF AVERAGE
                                      DOLLAR AMOUNT      ANNUAL NET ASSETS
                                      -------------   -----------------------
Lifestyle Aggressive 1000 Trust.....    $ 55,674               0.075%
Lifestyle Growth 820 Trust..........    $200,276               0.057%
Lifestyle Balanced 640 Trust........    $208,199               0.057%
Lifestyle Moderate 460 Trust........    $101,046               0.066%
Lifestyle Conservative 280 Trust....    $ 71,388               0.075%

     Additional Information Regarding the Advisory Agreement. For additional information regarding the Advisory Agreement see "Information Applicable to Each of the Advisory Agreement, the MAC Subadvisory Agreement and the SSgA Subadvisory Consulting Agreement" below.

OTHER INVESTMENT COMPANIES ADVISED BY THE ADVISER

     The Adviser does not currently act as adviser to any other investment companies having similar investment objectives and policies to those of the Lifestyle Trusts.

BROKERAGE TRANSACTIONS

     A description of the brokerage transactions for the Lifestyle Trusts is set forth under "INFORMATION APPLICABLE TO EACH OF THE ADVISORY AGREEMENT, THE MAC SUBADVISORY AGREEMENT

AND THE SSgA SUBADVISORY CONSULTING AGREEMENT" below.

PAYMENTS TO AFFILIATE OF THE ADVISER

     MAC, a Colorado corporation, is the subadviser to the Pacific Rim Emerging Markets Trust, the Quantitative Equity Trust, the Real Estate Securities Trust, the Equity Index Trust, the Money Market Trust and the Lifestyle Trusts. MAC is an indirect wholly-owned subsidiary of Manulife and is an affiliate of the Adviser (other than by reason of serving as a subadviser to a Portfolio).

     As compensation for its services, MAC receives fees from the Adviser computed separately for each Portfolio for which MAC is the subadviser. For the year ended December 31, 1999, the Adviser paid to MAC aggregate subadvisory fees of $1,826,838, allocated as follows:

                                                  % OF AVERAGE ANNUAL
PORTFOLIO                             $ AMOUNT        NET ASSETS
---------                             --------    -------------------
Pacific Rim Emerging Markets
  Trust.............................  $186,468           0.392%
Quantitative Equity Trust...........   731,320           0.211%
Real Estate Securities Trust........   384,622           0.241%
Equity Index Trust..................    88,099           0.100%
Money Market Trust..................   436,329           0.054%
Lifestyle Aggressive 1000 Trust.....       N/A             N/A
Lifestyle Growth 820 Trust..........       N/A             N/A
Lifestyle Balanced 640 Trust........       N/A             N/A
Lifestyle Moderate 460 Trust........       N/A             N/A
Lifestyle Conservative 280 Trust....       N/A             N/A

SHAREHOLDER AND BOARD APPROVAL OF THE ADVISORY AGREEMENT

     The Advisory Agreement was most recently approved by the Board of Trustees on March 26, 1999.

     The Advisory Agreement was most recently submitted to and approved by shareholders of the Trust at a meeting of the shareholders held on April 27, 1999. This approval occurred in connection with the approval of various amendments to the Agreement including certain advisory fee changes.

DURATION OF THE ADVISORY AGREEMENT

     If shareholders approve the proposed amendment to the Advisory Agreement, it will become effective May 1, 2000. The initial term of the Advisory Agreement, as amended, with respect to each Lifestyle Trust will continue until May 1, 2002, and thereafter will continue in effect with respect to each Lifestyle Trust for successive annual periods provided such continuance is approved at least annually by (1) a majority of the Trustees of the Trust or the holders of a Majority of the Outstanding Voting Securities of each Lifestyle Trust; and (2) a majority of the Disinterested Trustees.

EVALUATION BY THE BOARD OF TRUSTEES

     At its meeting held on December 17, 1999, the Board of Trustees, including all of the Disinterested Trustees (with the advise and assistance of independent legal counsel), approved the amendment to the Advisory Agreement. The Board recommends that shareholders also approve such amendment.

     In connection with the approval of the amendment to the Advisory Agreement the Board considered numerous factors, including:

          (i) the nature, quality and scope of the services provided by the Adviser;

          (ii) performance information regarding the Lifestyle Trust relative to funds with similar objectives and policies;

          (iii) performance information regarding the Lifestyle Trusts;

          (iv) the cost and expected profitability to Manulife Securities of providing portfolio management services to the Lifestyle Trusts, and

          (v) the proposed advisory fee and expense ratio for each of the Lifestyle Trusts in relation to the fees and expense ratios of other comparable investment companies.

     The Board was also provided with an analysis of its fiduciary obligations. At the meeting held on December 17, 1999, the Board reviewed its fiduciary duties and discussed the information provided regarding Manulife Securities. Representatives of Manulife Securities gave a presentation and responded to questions from the Trustees. There was an extended discussion of, and questioning about, Manulife Securities' plans for the Lifestyle Trusts.

MANAGEMENT AND CONTROL OF THE ADVISER

     Manulife Securities, the successor to NASL Financial Services, Inc., is a Delaware limited liability company whose principal offices are located at 73 Tremont Street, Boston, Massachusetts 02108. Manulife Securities is a subsidiary of Manulife North America, the parent of which is Manulife, a Canadian life insurance company. Manulife and its subsidiaries are wholly owned by Manulife Financial Corporation, collectively known as Manulife Financial. Both Manulife and Manulife Financial Corporation are based in Toronto, Canada. Manulife Securities is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and as a broker-dealer under the Securities Exchange Act of 1934, and it is a member of the National Association of Securities Dealers, Inc. (the "NASD"). Manulife Securities does not serve as investment adviser to any other investment company.

     The table below provides information regarding the directors and executive officers of The Manufacturers Life Insurance Company of North America, the controlling and managing member of Manulife Securities.

                                                       POSITION WITH
NAME AND                    POSITION WITH         MANULIFE NORTH AMERICA*
PRINCIPAL BUSINESS ADDRESS    THE TRUST           AND PRINCIPAL OCCUPATION
--------------------------  -------------    ----------------------------------
John D. Richardson           Trustee         Director of Manulife North
  200 Bloor Street East                      America; Senior Executive Vice
  Toronto, Ontario                           President and General Manager,
  Canada M4W 1E5                             U.S. Operations, Manulife
                                             Financial
John D. DesPrez III          Trustee         Director and Chairman of the
  73 Tremont Street                          Board, Manulife North America;
  Boston, MA 02108                           Executive Vice President, U.S.
                                             Operations, Manulife Financial
James R. Boyle               None            Director and President, Manulife
  500 Boylston Street                        North America; Senior Vice
  Boston, MA 02116                           President, U.S. Annuities,
                                             Manulife Financial
James D. Gallagher           Secretary       Vice President, Secretary and
  73 Tremont Street                          General Counsel, Manulife North
  Boston, MA 02108                           America; Vice President, Legal
                                             Services, Manulife Financial
John G. Vrysen               Treasurer       Vice President and Chief Actuary,
  73 Tremont Street                          Manulife North America; Vice
  Boston, MA 02108                           President and Chief Financial
                                             Officer, U.S. Operations, Manulife
                                             Financial
David W. Libbey              None            Vice President, Treasurer and
  500 Boylston Street                        Chief Financial Officer, Manulife
  Boston, MA 02116                           North America

                                                       POSITION WITH
NAME AND                    POSITION WITH         MANULIFE NORTH AMERICA*
PRINCIPAL BUSINESS ADDRESS    THE TRUST           AND PRINCIPAL OCCUPATION
--------------------------  -------------    ----------------------------------
Janet L. Sweeney             None            Vice President, Corporate
  73 Tremont Street                          Services, Manulife North America;
  Boston, MA 02108                           Vice President, Human Resources,
                                             U.S. Operations, Manulife
                                             Financial
Kevin S. Hill                None            Vice President, Business
  500 Boylston Street                        Implementation, Manulife North
  Boston, MA 02116                           America
Brian A. Kroll               None            Vice President, Product
  500 Boylston Street                        Development, Manulife North
  Boston, MA 02116                           America
Jonnie M. Smith              None            Vice President, Customer Service
  500 Boylston Street                        and Administration, Manulife North
  Boston, MA 02116                           America


---------------
* Each officer of Manulife North America serves until his successor is chosen and qualified or until he sooner dies, resigns, is removed or becomes disqualified.

REQUIRED VOTE

     Approval of the amendment to the Advisory Agreement will require the affirmative vote of a Majority of the Outstanding Voting Securities of each Lifestyle Trust.

     NONE OF THE PROPOSALS WILL BE IMPLEMENTED AS TO A PORTFOLIO UNLESS SHAREHOLDERS OF THAT PORTFOLIO APPROVE ALL THREE PROPOSALS.

     THE BOARD HAS UNANIMOUSLY RECOMMENDED APPROVAL OF THE AMENDMENT TO THE ADVISORY AGREEMENT.

     THE BOARD, INCLUDING THE DISINTERESTED TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF EACH LIFESTYLE TRUST VOTE "FOR" PROPOSAL 1.

                                   PROPOSAL 2

 APPROVAL OF AN AMENDMENT TO THE SUBADVISORY AGREEMENT BETWEEN THE ADVISER AND
    MAC INCREASING THE SUBADVISORY FEE WITH RESPECT TO EACH LIFESTYLE TRUST

     MAC currently serves as subadviser for the Pacific Rim Emerging Markets Trust, Quantitative Equity Trust, Real Estate Securities Trust, Equity Index Trust, Money Market Trust, Lifestyle Aggressive 1000 Trust, Lifestyle Growth 820 Trust, Lifestyle Balanced 640 Trust, Lifestyle Moderate 460 Trust, Lifestyle Conservative 280 Trust (the "MAC Portfolio(s)") pursuant to a subadvisory agreement with the Adviser dated October 1, 1996 as amended December 31, 1996 (the "MAC Subadvisory Agreement").

     At a meeting held December 17, 1999, the Board, including the Disinterested Trustees, approved an amendment to the subadvisory agreement between the Adviser and MAC with respect to the Lifestyle Trusts. The amendment to the MAC Subadvisory Agreement would, subject to shareholder approval, increase the subadvisory fees paid by the Adviser to MAC with respect to each Lifestyle Trust, effective May 1, 2000 as noted below under "Proposed Subadvisory Fee." BECAUSE THE SUBADVISORY FEE WITH RESPECT TO EACH LIFESTYLE TRUST IS PAID BY THE ADVISER OUT OF ITS ADVISORY FEE, APPROVAL OF THE AMENDMENT TO THE MAC SUBADVISORY AGREEMENT WILL NOT INCREASE DIRECTLY OR INDIRECTLY THE ADVISORY FEE OR ANY OTHER EXPENSES BORNE BY ANY LIFESTYLE TRUST. HOWEVER, AS DISCUSSED UNDER PROPOSAL 1, SHAREHOLDERS ARE ALSO BEING ASKED TO APPROVE AN ADVISORY FEE INCREASE FOR EACH LIFESTYLE TRUST.

     The purpose of paying a subadvisory fee to MAC with respect to the Lifestyle Trusts is to permit MAC to enter into a subadvisory consulting agreement with SSgA which will permit SSgA to assist in the management of the Lifestyle Trusts. The MAC subadvisory fee would be used to pay SSgA (or any successor entity providing similar services) a subadvisory consulting fee. The services to be provided to the Lifestyle Trusts by SSgA are described under Proposal 3.

SUBADVISORY FEES

     As compensation for its services, MAC receives fees from the Adviser computed separately for each MAC Portfolio. The fee for each MAC Portfolio is stated as an annual percentage of the current value of the net assets of the MAC Portfolio. The fee, which is accrued daily and payable monthly, is calculated for each day by multiplying the fraction of one over the number of calendar days in the year by the annual percentage prescribed for the Portfolio, and multiplying this product by the value of the net assets of that Portfolio at the close of business on the previous business day of the Trust.

     Current Subadvisory Fees. Pursuant to the MAC Subadvisory Agreement, MAC does not currently receive a fee for providing investment management services to the Lifestyle Trusts.

     Proposed Subadvisory Fees. If the amendment to the MAC Subadvisory Agreement is approved by shareholders of the applicable Lifestyle Trust, the Adviser would be obligated to pay MAC, out of the advisory fee it receives from each Lifestyle Trust, a subadvisory fee for each Lifestyle Trust at an annual rate of 0.075% of the first $100 million of the average daily value of the net assets of each Lifestyle Trust and 0.050% of the excess over $100 million.

     The subadvisory fee for each Lifestyle Trusts would accrue for each calendar day and the sum of the daily fee accruals would be paid monthly to the MAC. The daily fee accruals would be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of each Lifestyle Trust as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business.

     If the amendment to the MAC Subadvisory Agreement had been in effect for the Trust's fiscal year ended December 31, 1999, the Adviser would have paid subadvisory fees to MAC as follows:

                                                       SUBADVISORY FEE
                                                       AS A PERCENTAGE
                                                      OF AVERAGE ANNUAL
                                     DOLLAR AMOUNT       NET ASSETS
                                     -------------    -----------------
Lifestyle Aggressive 1000 Trust....    $ 55,674             0.075%
Lifestyle Growth 820 Trust.........    $200,276             0.057%
Lifestyle Balanced 640 Trust.......    $208,199             0.057%
Lifestyle Moderate 460 Trust.......    $101,046             0.066%
Lifestyle Conservative 280 Trust...    $ 71,388             0.075%

DESCRIPTION OF MAC SUBADVISORY AGREEMENT

     Duties of MAC. Under the terms of the MAC Subadvisory Agreement, MAC manages the investment and reinvestment of the assets of each MAC Portfolio, subject to the supervision of the Trust's Trustees. MAC formulates a continuous investment program for each such Portfolio consistent with its investment objectives and policies outlined in the Prospectus. MAC implements such programs by purchases and sales of securities and regularly reports or causes reports to be made to the Adviser and the Trustees of the Trust with respect to the implementation of such programs. MAC, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the MAC Portfolios.

     Additional Information Regarding the MAC Subadvisory Agreement. For additional information regarding the Subadvisory Agreement see "INFORMATION APPLICABLE TO EACH OF THE ADVISORY AGREEMENT, THE MAC SUBADVISORY AGREEMENT AND THE SSgA SUBADVISORY CONSULTING AGREEMENT" below.

OTHER INVESTMENT COMPANIES ADVISED BY MAC

     MAC does not currently act as adviser to any other investment companies having similar investment objectives and policies to those of the Lifestyle Trusts.

BROKERAGE TRANSACTIONS

     A description of the brokerage transactions for the Lifestyle Trusts is set forth under "INFORMATION APPLICABLE TO EACH OF THE ADVISORY AGREEMENT, THE MAC SUBADVISORY AGREEMENT AND THE SSgA SUBADVISORY CONSULTING AGREEMENT" below.

SHAREHOLDER AND BOARD APPROVAL OF THE SUBADVISORY AGREEMENTS

     The MAC Subadvisory Agreement was approved most recently by the Board on September 30, 1999 and was approved by the sole shareholder of each of the Lifestyle Trusts on January 1, 1997 in connection with the organization of the Lifestyle Trusts.

     The amendment to the MAC Subadvisory Agreement was approved by the Board, including a majority of the Disinterested Trustees, on December 17, 1999.

DURATION OF THE ADVISORY AGREEMENT

     If shareholders approve the proposed amendment to the MAC Subadvisory Agreement, it will become effective May 1, 2000. The initial term of the MAC Subadvisory Agreement, as amended, with respect to the Lifestyle Trusts will continue until May 1, 2002, and thereafter will continue in effect for successive annual periods with respect to each Lifestyle Trust provided such continuance is approved at least annually by (1) a majority of the Trustees of the Trust or the holders of a Majority of the Outstanding Voting Securities of each Lifestyle Trust; and (2) a majority of the Disinterested Trustees.

EVALUATION BY THE BOARD OF TRUSTEES

     The Board considered numerous factors in connection with the approval of the amendment to the MAC Subadvisory Agreement, including:

          (i) the nature and quality of the services provided by MAC,

          (ii) performance information regarding the Lifestyle Trusts relative to funds with similar objectives and policies,

          (iii) the cost and expected profitability to MAC of providing portfolio management services to the Lifestyle Trusts, and

          (iv) whether the proposed subadvisory fees and expense ratio of the Lifestyle Trusts would be consistent with the fees and expense ratios of other comparable portfolios.


     The Board was also provided with an analysis of its fiduciary obligations. At the meeting held on December 17, 1999, the Board reviewed its fiduciary duties and discussed the information provided regarding MAC. Representatives of MAC gave a presentation and responded to questions from the Trustees. There was an extended discussion of, and questioning about, MAC's plans for the Lifestyle Trusts. Throughout the review process, the Disinterested Trustees had the assistance of independent legal counsel.


MANAGEMENT AND CONTROL OF MAC

     MAC, a Colorado corporation founded in 1970, is an indirect wholly-owned subsidiary of Manulife, the parent of the Adviser. Manulife and its subsidiaries are wholly owned by Manulife Financial Corporation, collectively known as Manulife Financial. As a result, MAC is an "affiliated person" (as defined in the 1940 Act) of the Adviser. The principal offices of MAC, Manulife and Manulife Financial Corporation are located at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

     The principal executive officers and directors of MAC and their principal occupations are shown below. The business address of each such person, unless otherwise stated, is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.


          NAME             POSITION WITH MAC         PRINCIPAL OCCUPATION
------------------------  -------------------    ----------------------------
James Boyle               Director               President, Manulife North
  500 Boylston Street                            America; Senior Vice
  Boston, MA 02116                               President, U.S. Annuities,
                                                 Manulife Financial
Felix Chee                Director and           Executive Vice President and
                          President              Chief Investment Officer,
                                                 Manulife Financial
Jacqueline Di Giovanni    Director               Vice President, U.S. Group
                                                 Pension Marketing and
                                                 Communications, Manulife
                                                 Financial
Roy Firth                 Director               President and Chief
  393 University Avenue                          Executive Officer, Elliott &
  Toronto, Ontario                               Page Limited
  Canada M4G 1E6
Malcolm Benn              Vice President and     Managing Director, North
                          Chief Investment       American Fixed Income,
                          Officer                Manulife Financial
Toni Evans                Compliance Officer     Assistant Vice President,
                                                 Investment Division --
                                                 Compliance, Manulife
                                                 Financial
Cindy Forbes              Vice President,        Vice President and Chief
                          Treasurer and Chief    Financial Officer, Manulife
                          Financial Officer      Financial
James Gallagher*          Secretary and          Vice President, Legal
  73 Tremont Street       General Counsel        Services, Manulife
  Boston, MA 02108                               Financial; President,
                                                 Manulife New York


---------------
* Secretary of the Trust.

REQUIRED VOTE

     Approval of the amendment to the MAC Subadvisory Agreement with respect to each Lifestyle Trust will require the vote of the Majority of the Outstanding Voting Securities of each such Portfolio.

     NONE OF THE PROPOSALS WILL BE IMPLEMENTED AS TO A PORTFOLIO UNLESS SHAREHOLDERS OF THAT PORTFOLIO APPROVE ALL THREE PROPOSALS.

     THE BOARD, INCLUDING THE DISINTERESTED TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF EACH OF THE LIFESTYLE TRUSTS VOTE "FOR" PROPOSAL 2.

                                   PROPOSAL 3

      APPROVAL OF A SUBADVISORY CONSULTING AGREEMENT BETWEEN MAC AND SSGA
                      WITH RESPECT TO EACH LIFESTYLE TRUST

     At a meeting held on December 17, 1999, the Board, including the Disinterested Trustees, voted to approve a subadvisory consulting agreement between Manufacturers Adviser Corporation ("MAC") and State Street Global Advisors ("SSgA") with respect to the Lifestyle Trusts.

     The purpose of the SSgA subadvisory consulting agreement is to permit SSgA to assist MAC in the management of the Lifestyle Trusts. It is anticipated that SSgA would enhance MAC's portfolio allocation process for the Lifestyle Trusts through the use of SSgA's expertise in statistical analysis. The services that SSgA would provide are described below under "Description of Subadvisory Consulting Agreement."

DESCRIPTION OF SUBADVISORY CONSULTING AGREEMENT

     The description in this Proposal 3 of the SSgA Subadvisory Consulting Agreement is a summary only and is qualified in its entirety by reference to the form of the Subadvisory Consulting Agreement attached hereto as Exhibit A.

  Services Provided by SSgA

     a. SSgA will provide the MAC the following information and services as may be requested by the Subadviser from time to time:

          i. SSgA will, using SSgA's "Statistical Process Control Methodology":

          - track the performance of each of the portfolios in which the Lifestyle Trusts invest (the "nonLifestyle Trust portfolios") on an ongoing basis and identify changes in returns of these Portfolios;

          - compare performance of the nonLifestyle Trust Portfolios to the performance of comparable portfolios;

          - calculate the probability that the subadvisers to the nonLifestyle Trust Portfolios will outperform their performance benchmarks;

          ii. SSgA will provide computer models and statistical information to assist MAC in making asset allocation determinations for the

     Lifestyle Trusts. SSgA will also, if requested by the Subadviser, make such asset allocation determinations.

     b. SSgA, at its expense, will furnish all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully under this Agreement, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary to execute its obligations under this Agreement.

  Subadvisory Fees

     If the SSgA Subadvisory Consulting Agreement is approved by shareholders of the applicable Lifestyle Trust, the Subadviser will pay SSgA, as full compensation for all services provided under the Subadvisory Consulting Agreement, a subadvisory consulting fee at an annual rate of 0.075% of the first $100 million of the average daily value of the net assets of each Lifestyle Trust and 0.050% of the excess over $100 million.

     The Subadvisory Consulting fee for the Lifestyle Trusts would be accrued for each calendar day and the sum of the daily fee accruals would be paid monthly to SSgA. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of each Lifestyle Trust as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business.

     If the amendment to the SSgA Subadvisory Consulting Agreement had been in effect for the Trust's fiscal year ended December 31, 1999, the MAC would have paid subadvisor consulting fees to SSgA as follows:

                                                         SUBADVISORY
                                                          CONSULTING
                                                           FEE AS A
                                                        PERCENTAGE OF
                                                        AVERAGE ANNUAL
                                       DOLLAR AMOUNT      NET ASSETS
                                       -------------    --------------
Lifestyle Aggressive 1000 Trust......    $ 55,674           0.075%
Lifestyle Growth 820 Trust...........    $200,276           0.057%
Lifestyle Balanced 640 Trust.........    $208,199           0.057%
Lifestyle Moderate 460 Trust.........    $101,046           0.066%
Lifestyle Conservative 280 Trust.....    $ 71,388           0.075%

 Additional Information Regarding the SSgA Subadvisory Consulting Agreement

     For additional information regarding the SSgA Subadvisory Consulting Agreement see "INFORMATION APPLICABLE TO EACH OF THE ADVISORY AGREEMENT, THE MAC SUBADVISORY AGREEMENT AND THE SSgA SUBADVISORY CONSULTING AGREEMENT" below.

OTHER INVESTMENT COMPANIES ADVISED BY SSGA

     SSgA does not currently act as adviser to other investment companies having similar investment objectives and policies to those of the Lifestyle Trusts.

BROKERAGE TRANSACTIONS

     A description of the brokerage transactions for the Lifestyle Trusts is set forth under "INFORMATION APPLICABLE TO EACH OF THE ADVISORY AGREEMENT, THE MAC SUBADVISORY AGREEMENT AND THE SSgA SUBADVISORY CONSULTING AGREEMENT" below.

MANAGEMENT AND CONTROL OF SSGA

     SSgA is located at Two International Place, Boston, Massachusetts 02110. SSgA is a division of State Street Bank and Trust Company ("State Street"). State Street's principal address is 225 Franklin Street, Boston, Massachusetts 02110. State Street has been in the business of providing investment advisory services since 1978. As of December 31, 1999, State Street had approximately $672 billion in assets under management. State Street is a "bank" as defined under the Investment Advisers Act of 1940, as amended, and is therefore not required to be registered thereunder as an investment adviser. State Street currently acts as the custodian and bookkeeping agent of all Trust assets. For the year ended December 31, 1999, the Trust paid State Street $6,488,375 for these services. SSgA also provides investment advisory services to the Growth Trust, a series of the Trust. For the period May 1, 1999 to December 31, 1999, the Adviser paid subadvisory fees of $1,191,649 to SSgA.

     The principal and executive officers and directors of State Street Corporation, State Street's parent corporation and their principal occupations are shown below. The business address of each officer and director is 225 Franklin Street, Boston, MA 02110.

                              POSITION WITH STATE
            NAME              STREET CORPORATION        PRINCIPAL OCCUPATION
----------------------------  -------------------    --------------------------
Marshall N. Carter            Director, Chairman     Chairman and Chief
                              and Chief Executive    Executive Officer
                              Officer
David A. Spina                Director, President    President and Chief
                              and Chief Operating    Operating Officer
                              Officer
Tenley E. Albright, M.D.      Director               Chairman, Western
                                                     Resources, Inc.
I. MacAllister Booth          Director               Retired Chairman,
                                                     President and Chief
                                                     Executive Officer,
                                                     Polaroid Corporation
James I. Cash, Jr.            Director               James E. Robison Professor
                                                     of Business Administration
                                                     at Harvard University
Truman S. Casner              Director               Partner, Ropes & Gray
Nader F. Darehshori           Director               Chairman, President and
                                                     Chief Executive Officer,
                                                     Houghton Mifflin Company
Arthur L. Goldstein           Director               Chairman and Chief
                                                     Executive Officer, Ionics
                                                     Incorporated
David P. Gruber               Director               Retired Chairman and Chief
                                                     Executive Officer, Wyman-
                                                     Gordon Company
John M. Kucharski             Director               Retired Chairman, EG&G,
                                                     Inc.
Charles R. LaMantia           Director               Retired Chairman and Chief
                                                     Executive Officer, Arthur
                                                     D. Little, Inc.
David B. Perini               Director               Retired Chairman, Perini
                                                     Corporation
Dennis J. Picard              Director               Retired Chairman, Ratheon
                                                     Company
Alfred Poe                    Director               Chairman and Chief
                                                     Executive Officer,
                                                     MenuDirect Corporation
Bernard W. Reznicek           Director               President, Premier Group,
                                                     and National Director,
                                                     Utility Marketing of
                                                     Central States Indemnity
                                                     Co. of Omaha
Richard Sergel                Director               President and Chief
                                                     Executive Officer, New
                                                     England Electric System

                              POSITION WITH STATE
            NAME              STREET CORPORATION        PRINCIPAL OCCUPATION
----------------------------  -------------------    --------------------------
Diana Chapman Walsh           Director               President, Wellesley
                                                     College
Robert E. Weissman            Executive Director     Chairman and Chief
                                                     Executive Officer, IMS
                                                     Health Incorporated

BOARD OF TRUSTEE CONSIDERATION


     At its meeting held on December 17, 1999, the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Subadvisory Consulting Agreement (with the advice and assistance of independent legal counsel), approved the Subadvisory Consulting Agreement.


     The Board considered numerous factors in connection with the approval of the Subadvisory Consulting Agreement as it applies to each of the Lifestyle Trusts, including, but not limited to:

           (i) the nature and quality of the services to be provided by SSgA,

           (ii) the background and experience of the investment personnel who will perform services for the Lifestyle Trusts,

          (iii) the fees to be paid to SSgA and other comparable investment companies,

           (iv) performance information regarding each Lifestyle Trust and other comparable investment companies, and

           (v) the proposed subadvisory consulting fee in relation to the fees of other comparable portfolios.

     The Board was also provided with an analysis of its fiduciary obligations. At the meeting held on December 17, 1999, the Board reviewed its fiduciary duties and discussed the information provided regarding SSgA. Representatives of SSgA gave a presentation and responded to questions from the Trustees. There was an extended discussion of, and questioning about, SSgA's plans for the Lifestyle Trusts.

DURATION OF THE SSGA SUBADVISORY CONSULTING AGREEMENT

     If shareholder approve the proposed SSgA subadvisory consulting agreement, it will become effective May 1, 2000. The initial term of the Agreement will continue until May 1, 2002, and thereafter will continue in effect for successive annual periods provided such continuance is approved at least annually by (1) a majority of the Trustees of the Trust or the holders of a Majority of the Outstanding Voting Securities of each Lifestyle Trust; and (2) a majority of the Disinterested Trustees.

REQUIRED VOTE

     Approval of the Subadvisory Consulting Agreement with respect to each Lifestyle Trust will require a vote of a Majority of the Outstanding Voting Securities of each such Portfolio.

                                    * * * *

     INFORMATION APPLICABLE TO EACH OF THE ADVISORY AGREEMENT, THE MAC SUBADVISORY AGREEMENT AND THE SSGA SUBADVISORY CONSULTING AGREEMENT

     The following information is applicable to the Advisory Agreement, the MAC Subadvisory Agreement and the SSgA Subadvisory Consulting Agreement and should be read in conjunction with Proposals 1-3 above.

EXPENSES PAID BY THE TRUST

     Subject to the expense limitations discussed above, the Trust is responsible for the payment of all expenses of its organization, operations and business, except those that the Adviser or subadvisers have agreed to pay pursuant to the Advisory or any of the subadvisory agreements. Expenses borne by the Trust include:

     - reimbursement of the Adviser's expense of providing administrative, compliance, financial, accounting, bookkeeping and recordkeeping functions to the Trust,

     - charges and expenses of the custodian, independent accountants and transfer, bookkeeping and dividend disbursing agent appointed by the Trust;

     - brokers' commissions;

     - issue and transfer taxes on securities transactions to which the Trust is a party;

     - taxes and fees payable by the Trust;

     - legal fees and expenses in connection with the affairs of the Trust, including registering and qualifying its shares with regulatory authorities and in connection with any litigation; and

     - costs for printing annual and semi annual reports, prospectuses and proxy statements and mailing these documents to shareholders (including holders of variable contracts funded by Trust shares).

TERMS OF THE ADVISORY AGREEMENT, THE MAC SUBADVISORY AGREEMENT AND THE SSGA SUBADVISORY CONSULTING AGREEMENT

     The Advisory Agreement, the MAC Subadvisory Agreement and the SSgA Subadvisory Consulting Agreement (collectively, the "Agreements") will initially continue in effect as to a Portfolio for a period no more than two years from the date of its execution (or the execution of an amendment making the agreement applicable to that Portfolio) and thereafter if such continuance is specifically approved at least annually either (a) by the Trustees or (b) by the vote of a Majority of the Outstanding Voting Securities of the Trust. In either event, such continuance shall also be approved by the vote of the majority of the Trustees who are not interested persons of any party to the Agreements.

     Any required shareholder approval of any continuance of any of the Agreements shall be effective with respect to any Portfolio if a Majority of the Outstanding Voting Securities of that Portfolio vote to approve such continuance even if such continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all of the Portfolios of the Trust.

  Failure of Shareholders to Approve Continuance of an Agreement

     If the outstanding voting securities of any Portfolio fail to approve any continuance of an Agreement, the Adviser may continue to act as investment adviser or subadviser with respect to such Portfolio pending the required approval of the continuance of such Agreement or a new agreement with either the Adviser (or subadviser) or a different adviser (or subadviser), or other definitive action. In the case of the Adviser, the compensation received during such period will be no more than (a) its actual costs incurred in furnishing investment advisory and management services to such portfolio or (b) the amount it would have received under the Advisory Agreement in respect of such Portfolio, whichever is less.

  Termination of the Agreements

     The Agreements may be terminated at any time without the payment of any penalty on 60 days' written notice to the other party or parties to the Agreements, and also to the Trust in the case of the MAC Subadvisory

Agreement and SSgA Subadvisory Consulting Agreement. The following parties may terminate the Agreements:

     - the Trustees of the Trust;

     - a Majority of the Outstanding Voting Securities of the Trust, or with respect to any Portfolio, a majority of the outstanding voting securities of such Portfolio;

     - the Adviser,

     - in the case of the MAC Subadvisory Agreement, by MAC;

     - in the case of the SSgA Subadvisory Consulting Agreement, by MAC or SSgA.

The Agreements will automatically terminate, without the payment of any penalty, in the event of their assignment. The MAC Subadvisory Agreement will automatically terminate in the event the Advisory Agreement between the Trust and Manulife Securities terminates for any reason. The SSgA Subadvisory Consulting Agreement will automatically terminate in the event the Subadvisory Agreement between MAC and Manulife Securities terminates for any reason with respect to the Lifestyle Trusts or in the event the Advisory Agreement between Manulife Securities and the Trust terminates for any reason with respect to the Lifestyle Trusts.

  Amendments to the Agreements

     The Advisory Agreement and the MAC Subadvisory Agreement may be amended by the parties to the agreement provided the amendment is approved by the vote of a Majority of the Outstanding Voting Securities of the Trust and by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees of the Trust who are not interested persons of the Trust, the Adviser or the applicable subadviser.

     The SSgA Subadvisory Consulting Agreement may be amended by the parties to the agreement provided the amendment is approved by the vote of the Trustees of the Trust, including a majority of the Trustees of the Trust who are not interested persons of the Trust, the Adviser, MAC or SSgA.

     Any required shareholder approval of any amendment shall be effective with respect to any portfolio if a Majority of the Outstanding Voting Securities of that Portfolio vote to approve the amendment, even if the amendment may not have been approved by a Majority of the Outstanding Voting Securities of (a) any other Portfolio affected by the amendment or (b) all the Portfolios of the Trust.

  Limitation of Liability

     Each Agreement provides that no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall their private property be held for the satisfaction of any obligation or claim or otherwise, in connection with the affairs of the Trust or any Portfolio. Only the assets belonging to the Trust or to a particular Portfolio with respect to which such obligation or claim arose, shall be liable.

PORTFOLIO BROKERAGE

     Pursuant to the subadvisory agreements for each of the Trust Portfolios, the subadvisers are responsible for placing all orders for the purchase and sale of portfolio securities of the Trust. The subadvisers have no formula for the distribution of the Trust's brokerage business; rather, they place orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the applicable portfolio of the Trust. The cost of securities transactions for each Portfolio will consist primarily of brokerage commissions or dealer or underwriter spreads. Fixed-income securities and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

     Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the subadvisers will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

  Selection of Brokers or Dealers to Effect Trades

     In selecting broker/dealers through whom to effect transactions, the subadvisers will give consideration to a number of factors, including;

     - price, dealer spread or commission, if any,

     - the reliability, integrity and financial condition of the broker-dealer,

     - size of the transaction,

     - difficulty of execution, and

     - brokerage and research services provided.

     Consideration of these factors by a subadviser, either in terms of a particular transaction or the subadviser's overall responsibilities with respect to the Trust and any other accounts managed by the subadviser, could result in the applicable portfolio of the Trust paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker/dealer might have charged for executing the same transaction.

  Soft Dollar Considerations

     In selecting brokers or dealers, the subadvisers will also give consideration to the value and quality of any research, statistical, quotation or valuation services provided by the broker or dealer. In placing a purchase or sale order, a subadviser may use a broker whose commission in effecting the transaction is higher than that of some other broker if the subadviser determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either the particular transaction or the subadviser's overall responsibilities with respect to the Trust and any other accounts managed by the subadviser. A subadviser may receive products or research that are used for both research and other purposes, such as administration or marketing. In such case, the subadviser will make a good faith determination as to the position attributable to research. Only the portion attributable to research will be paid through Trust brokerage. The portion not attributable to research will be paid by the subadviser.

     Brokerage and research services provided by brokers or dealers include advice, either directly or through publications or writings, as to:

     - the value of securities,

     - the advisability of purchasing or selling securities,

     - the availability of securities or purchasers or sellers of securities, and

     - analyses and reports concerning (a) issuers, (b) industries, (c) securities, (d) economic, political and legal factors and trends and (e) portfolio strategy.

Research services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to the subadviser by or through a broker.

     To the extent research services are used by the subadvisers in rendering investment advice to the Trust, such services would tend to reduce the subadvisers' expenses. However, the subadvisers do not believe that an exact dollar value can be assigned to these services. Research services received by the subadvisers from brokers/dealers executing transactions for the Trust will be available also for the benefit of other portfolios managed by the subadvisers.

  Sales Volume Considerations

     Consistent with the foregoing considerations and the Rules of Fair Practice of the NASD, sales of contracts for which the broker or dealer or an affiliate thereof is responsible may be considered as a factor in the selection of such brokers or dealers. A higher cost broker or dealer will not be selected, however, solely on the basis of sales volume, but will be selected in accordance with the criteria set forth above.

  Brokerage Commissions Paid to Affiliated Brokers

     For the year ended December 31, 1999, the following brokers were affiliated brokers of the listed Portfolios.

          BROKER                    PORTFOLIO                  EXPLANATION
--------------------------  --------------------------  --------------------------
Fund Management             Aggressive Growth Trust     Affiliated brokers due to
  Company, Inc.             Mid Cap Growth Trust        the position of A I M
A I M Distributors, Inc.                                Capital Management, Inc.
                                                        as subadviser to these
                                                        Portfolios.
Nomura Securities           Small Company Value Trust   Affiliated brokers due to
Nomura Securities                                       the position of AXA
International                                           Rosenberg Investment
DLJ                                                     Management LLC as
Paribas                                                 subadviser to this
BNP                                                     Portfolio.
Fidelity Capital Markets    Overseas Trust              Affiliated brokers due to
FBSI                        Mid Cap Blend Trust         the position of Fidelity
                            Large Cap Growth Trust      Management Trust Company
                                                        as subadviser to these
                                                        Portfolios.
                            Diversified Bond Trust      FMTC resigned as
                            Income & Value Trust        subadviser to the
                                                        Diversified Bond and
                                                        Income & Value Trusts on
                                                        May 1, 1999.
Buck Investment Services,   International Small Cap     Affiliated brokers due to
  Inc.                      Trust                       the position of Founders
Dreyfus Financial Services  Balanced Trust              Asset Management, LLC as
  Corp.                                                 subadviser to these
Dreyfus Investment                                      Portfolios.
Services   Corp.
Dreyfus Service
Corporation
Mellon Financial Markets,
  Inc.

          BROKER                    PORTFOLIO                  EXPLANATION
--------------------------  --------------------------  --------------------------
Franklin Templeton          Emerging Small Company      Affiliated brokers due to
Distributors Inc.           Trust                       the position of Franklin
Templeton Franklin          International Value Trust   Advisers, Inc. as
Investment Services Inc.                                subadviser to the Emerging
                                                        Small Company Trust and
                                                        the position of Templeton
                                                        Investment Counsel, Inc.
                                                        as subadviser to the
                                                        International Value Trust.
Fred Alger & Company        Mid Cap Growth Trust        Affiliated broker due to
  Incorporated                                          the position of Fred Alger
                                                        Management, Inc. as
                                                        subadviser to this
                                                        Portfolio prior to May 1,
                                                        1999.
J.P. Morgan Securities      Overseas Trust              Affiliated brokers due to
Inc.                                                    the position of J.P.
J.P. Morgan Securities                                  Morgan Investment
Ltd.                                                    Management, Inc. as
                                                        subadviser to this
                                                        portfolio prior to May 1,
                                                        1999.
Morgan Stanley & Co. Inc.   Global Equity Trust         Affiliated brokers due to
Morgan Stanley              Value Trust                 the position of Morgan
International   Limited     High Yield Trust            Stanley Asset Management
Dean Witter Reynolds, Inc.                              as subadviser to the
Discover Brokerage Direct,                              Global Equity Trust and
  Inc.                                                  the position of Miller
AB Asesores                                             Anderson & Sherrerd, LLP
                                                        as subadviser to the Value
                                                        Trust and the High Yield
                                                        Trust.
Dresdner Bank               Global Bond Trust           Affiliated broker due to
                                                        the position of Oechsle
                                                        International Advisors,
                                                        LLC as subadviser to this
                                                        Portfolio prior to May 1,
                                                        1999.
PIMCO Funds Distributors    Global Bond Trust           Affiliated broker due to
  LLC                       Total Return Trust          the position of Pacific
                                                        Investment Management
                                                        Company as subadviser to
                                                        these Portfolios.

          BROKER                    PORTFOLIO                  EXPLANATION
--------------------------  --------------------------  --------------------------
Citicorp Financial          U.S. Government Securities  Affiliated broker due to
Services                    Trust                       the position of Salomon
  Corp.                     Strategic Bond Trust        Asset Management Inc. as
Citicorp Investment                                     subadviser to these
Services                                                Portfolios.
Citicorp Securities
Services,
  Inc.
Citicorp Securities, Inc.
Copeland Equities, Inc.
Liberty Brokerage
PFS Distributors, Inc.
PFS Investments Inc.
The Robinson-Humphrey
  Company
Salomon Reinvestment
  Company Inc
Salomon Smith Barney Inc.
Smith Annuity Services,
Inc.
Smith Barney Puerto Rico
  Inc.
Tower Square Securities,
  Inc.
Travelers Distribution
  Company
Tribeca Investments,
L.L.C.
State Street Brokerage      Growth Trust                Affiliated broker due to
  Services, a division of                               the position of State
  State Street Capital                                  Street Global Advisors as
  Markets, LLC                                          subadviser to this
                                                        Portfolio.
Robert Fleming              International Stock Trust   Affiliated broker due to
Jardine Fleming                                         the position of Rowe
Ord Minnet                                              Price- Fleming
                                                        International, Inc. as
                                                        subadviser to this
                                                        Portfolio.

     For the fiscal year ended December 31, 1999, the Trust paid brokerage commissions in connection with portfolio transactions of $21,888,117, including the following brokerage commissions paid to affiliated brokers in connection with the Global Equity, International Stock, Mid Cap Growth, Overseas and Small Company Value Trusts:

PORTFOLIO                                YEAR ENDED 12/31/99
---------                                -------------------
Global Equity Trust....................       $  2,508
International Stock Trust..............          4,378
Mid Cap Growth Trust...................        471,395
Overseas Trust.........................         19,623
Small Company Value Trust..............          8,761

     For the year ended December 31, 1999, brokerage commissions were paid to Morgan Stanley and Company, Inc. by the GLOBAL EQUITY TRUST as follows:


                                        % OF PORTFOLIO'S
                                            BROKERAGE          % OF AGGREGATE
                                           COMMISSIONS          $ AMOUNT OF
                                           REPRESENTED          TRANSACTIONS
PORTFOLIO              COMMISSIONS       FOR THE PERIOD        FOR THE PERIOD
---------              -----------    ---------------------    --------------
Global Equity
  Trust..............    $2,508               0.18%                 0.01%


     For the year ended December 31, 1999, brokerage commissions were paid to Jardine Fleming by the INTERNATIONAL STOCK TRUST as follows:

                                        % OF PORTFOLIO'S
                                            BROKERAGE          % OF AGGREGATE
                                           COMMISSIONS          $ AMOUNT OF
                                           REPRESENTED          TRANSACTIONS
PORTFOLIO              COMMISSIONS       FOR THE PERIOD        FOR THE PERIOD
---------              -----------    ---------------------    --------------
International Stock
  Trust..............    $4,138               1.17%                 0.02%

     For the year ended December 31, 1999, brokerage commissions were paid to Robert Fleming by the INTERNATIONAL STOCK TRUST as follows:

                                        % OF PORTFOLIO'S
                                            BROKERAGE          % OF AGGREGATE
                                           COMMISSIONS          $ AMOUNT OF
                                           REPRESENTED          TRANSACTIONS
PORTFOLIO              COMMISSIONS       FOR THE PERIOD        FOR THE PERIOD
---------              -----------    ---------------------    --------------
International Stock
  Trust..............    $  240               0.07%                 0.00%

     For the year ended December 31, 1999, brokerage commissions were paid to Fred Alger & Company Incorporated by the MID CAP GROWTH TRUST as follows:

                                        % OF PORTFOLIO'S
                                            BROKERAGE          % OF AGGREGATE
                                           COMMISSIONS          $ AMOUNT OF
                                           REPRESENTED          TRANSACTIONS
PORTFOLIO              COMMISSIONS       FOR THE PERIOD        FOR THE PERIOD
---------              -----------    ---------------------    --------------
Mid Cap Growth
  Trust..............   $471,395             39.33%                 2.15%

     For the year ended December 31, 1999, brokerage commissions were paid to Fidelity Capital Markets by the OVERSEAS TRUST as follows:

                                        % OF PORTFOLIO'S
                                            BROKERAGE          % OF AGGREGATE
                                           COMMISSIONS          $ AMOUNT OF
                                           REPRESENTED          TRANSACTIONS
PORTFOLIO              COMMISSIONS       FOR THE PERIOD        FOR THE PERIOD
---------              -----------    ---------------------    --------------
Overseas Trust.......    $  445               0.04%                 0.00%

     For the year ended December 31, 1999, brokerage commissions were paid to JP Morgan Securities by the OVERSEAS TRUST as follows:

                                        % OF PORTFOLIO'S
                                            BROKERAGE          % OF AGGREGATE
                                           COMMISSIONS          $ AMOUNT OF
                                           REPRESENTED          TRANSACTIONS
PORTFOLIO              COMMISSIONS       FOR THE PERIOD        FOR THE PERIOD
---------              -----------    ---------------------    --------------
Overseas Trust.......    $19,178              1.78%                 0.09%

     For the year ended December 31, 1999, brokerage commissions were paid to DLJ by the SMALL COMPANY VALUE TRUST as follows:

                                        % OF PORTFOLIO'S
                                            BROKERAGE          % OF AGGREGATE
                                           COMMISSIONS          $ AMOUNT OF
                                           REPRESENTED          TRANSACTIONS
PORTFOLIO              COMMISSIONS       FOR THE PERIOD        FOR THE PERIOD
---------              -----------    ---------------------    --------------
Small Company Value
  Trust..............    $8,761               1.92%                 0.04%

                                 OTHER MATTERS

     The Board does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

     The Trust is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

     The Trust does not have a principal underwriter or administrator since shares are sold only to insurance companies and their separate accounts as the underlying investment medium for variable contracts. However, Manulife Securities and an affiliated broker/dealer serve as principal underwriter of certain contracts issued by affiliates of the Trust.

                                    BY ORDER OF THE BOARD OF TRUSTEES

March 22, 2000
Boston, Massachusetts

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.

                                                                       EXHIBIT A

                         MANUFACTURERS INVESTMENT TRUST

              AMENDMENT TO AMENDED AND RESTATED ADVISORY AGREEMENT

     AMENDMENT made this                day of             , 2000, to the
Amended and Restated Advisory Agreement dated January 1, 1996, as amended and restated May 1, 1999 between Manufacturers Investment Trust, a Massachusetts business trust (the "Trust") and Manufacturers Securities Services, LLC, a Delaware limited liability company ("MSS" or the "Adviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. CHANGE IN APPENDIX A

     Appendix A to this Agreement is revised to reflect the increase in the advisory fee for the Lifestyle Aggressive 1000 Portfolio, the Lifestyle Growth 820 Portfolio, the Lifestyle Balanced 640 Portfolio, the Lifestyle Moderate 460 Portfolio and the Lifestyle Conservative 280 Portfolio (collectively, the "Lifestyle Trusts") as set forth in Appendix A to this Amendment.

2. EFFECTIVE DATE

     This Amendment shall become effective with respect to a Lifestyle Trust on the later to occur of: (i) approval by shareholders of such Lifestyle Trust,
(ii) disclosure of the terms of the Amendment in the prospectus of the Trust and
(iii) execution of the Amendment.

                                    MANUFACTURERS INVESTMENT TRUST



                                    By:


 -------------------------------------------------------------------------------

                                        Matthew R. Schiffman, President


                                    MANUFACTURERS SECURITIES SERVICES, LLC
                                    By: The Manufacturers Life Insurance Company
                                    of North America, its managing member

                                    By:

 -------------------------------------------------------------------------------
                                        James R. Boyle, President

                                    By:

 -------------------------------------------------------------------------------
                                        James D. Gallagher, Vice President,
                                        Secretary and General Counsel

                                   APPENDIX A

     1. Lifestyle Conservative 280 Trust: 0.075% of the first $100 million of current net assets of the Portfolio and 0.05% of the excess over $100 million.

     2. Lifestyle Moderate 460 Trust: 0.075% of the first $100 million of current net assets of the Portfolio and 0.05% of the excess over $100 million.

     3. Lifestyle Balanced 640 Trust: 0.075% of the first $100 million of current net assets of the Portfolio and 0.05% of the excess over $100 million.

     4. Lifestyle Growth 820 Trust: 0.075% of the first $100 million of current net assets of the Portfolio and 0.05% of the excess over $100 million.

     5. Lifestyle Aggressive 1000 Trust: 0.075% of the first $100 million of current net assets of the Portfolio and 0.05% of the excess over $100 million.

     The Percentage Fee for each Portfolio shall be paid daily to the Adviser. The daily fee will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of the Portfolio as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business.

                                                                       EXHIBIT B

                       AMENDMENT TO SUBADVISORY AGREEMENT
                       MANUFACTURERS ADVISER CORPORATION

     AMENDMENT made as of this                day of             , 2000 to the
Subadvisory Agreement dated October 1, 1996 as amended December 31, 1996 (the "Agreement"), between Manufacturer's Securities Services, LLC, a Delaware limited partnership (formerly, NASL Financial Services, Inc.) (the "Adviser"), and Manufacturers Adviser Corporation, a Colorado corporation (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. CHANGE IN APPENDIX A

     Section 3 of the Agreement, "Compensation of Subadviser," is hereby amended to increase the fee the Adviser pays to the Subadviser with respect to the Lifestyle Aggressive 1000 Portfolio, the Lifestyle Growth 820 Portfolio, the Lifestyle Growth 640 Portfolio, the Lifestyle Moderate 460 Portfolio and the Lifestyle Conservative 280 Portfolio as specified in Appendix A to this
Amendment:

2. EFFECTIVE DATE

     This Amendment shall become effective with respect to each Portfolio on the later to occur of: (i) approval by shareholders of such Lifestyle portfolio,
(ii) disclosure of the terms of the Amendment in the prospectus of the Manufacturers Investment Trust, and (iii) execution of the Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

                                    MANUFACTURERS SECURITIES SERVICES, LLC
                                    By: The Manufacturers Life Insurance Company
                                    of North America, its managing member

                                    By:

 -------------------------------------------------------------------------------
                                        James R. Boyle, President

                                    By:

 -------------------------------------------------------------------------------
                                        James D. Gallagher, Vice President,
                                        Secretary and General Counsel

                                    MANUFACTURERS ADVISER CORPORATION

                                    By:

 -------------------------------------------------------------------------------
                                        Cindy Forbes, Vice President

                                    By:

 -------------------------------------------------------------------------------
                                        James D. Gallagher, Secretary

                                   APPENDIX A

     The Subadviser shall serve as investment subadviser for the following portfolio of the Trust. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement, the fee computed separately for each such Portfolio at an annual rate as follows (the "Subadviser Percentage Fee"):

          1. Lifestyle Conservative 280 Trust: 0.075% of the first $100 million of the average daily value of the net assets of the Portfolio and 0.05% of the excess over $100 million.

          2. Lifestyle Moderate 460 Trust: 0 .075% of the first $100 million of the average daily value of the net assets of the Portfolio and 0.05% of the excess over $100 million.

          3. Lifestyle Balanced 640 Trust: 0.075% of the first $100 million of the average daily value of the net assets of the Portfolio and 0.05% of the excess over $100 million.

          4. Lifestyle Growth 820 Trust: 0.075% of the first $100 million of the average daily value of the net assets of the Portfolio and 0.05% of the excess over $100 million.

          5. Lifestyle Aggressive 1000 Trust: 0.075% of the first $100 million of the average daily value of the net assets of the Portfolio and 0.05% of the excess over $100 million.

     The Subadviser Percentage Fee for each Portfolio shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the Subadviser. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of the Portfolio as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business.

     If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

                                                                       EXHIBIT C

                         MANUFACTURERS INVESTMENT TRUST
                        SUBADVISORY CONSULTING AGREEMENT

     AGREEMENT made this      day of             2000, between Manufacturers
Adviser Corporation, a Colorado Corporation (the "Subadviser"), and State Street Global Advisors, a division of State Street Bank and Trust Company, a Massachusetts trust company ("SSgA"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. APPOINTMENT OF SSGA

     SSgA undertakes to provide the services described in Section 2 below in connection with the Subadviser's management of the Lifestyle Aggressive 1000 Trust, the Lifestyle Growth 820 Trust, the Lifestyle Balanced 640 Trust, the Lifestyle Moderate 460 Trust, and the Lifestyle Conservative 280 Trust (collectively, the "Lifestyle Trusts"), subject to the supervision of the Trustees of Manufacturers Investment Trust (the "Trust") and the adviser to the Trust, Manufacturers Securities Services, LLC (the "Adviser"). SSgA will be an independent contractor and will have no authority to act for or represent the Trust or Subadviser in any way except as expressly authorized in this Agreement or another writing by the Trust and Subadviser.

     SSgA represents that it is a "bank" as such term is defined in the Investment Advisers Act and, therefore, is not required to be registered under the Investment Advisers Act.

2. SERVICES TO BE RENDERED BY SSGA

     a. SSgA will provide the Subadviser the following information and services as may be requested by the Subadviser from time to time:

          ii. SSgA will, using SSgA's "Statistical Process Control Methodology" and the resources provided by its Office of the Fiduciary Adviser:

          - track the performance of each of the investment portfolios in which the Lifestyle Trusts invest (the "nonLifestyle Trust portfolios") on an ongoing basis and identify changes in returns of these portfolios;

          - compare performance of the nonLifestyle Trust portfolios to the performance of comparable portfolios;

          - calculate the probability that the subadvisers to the nonLifestyle Trust portfolios will outperform their performance benchmarks;

          iii. SSgA will provide computer models, including its Growth Value Rotation Model, and statistical information to assist the Subadviser in making asset allocation determinations for the Lifestyle Trusts. SSgA will also, if requested by the Subadviser, make such asset allocation determinations.

     b. SSgA, at its expense, will furnish all necessary (i) investment and management facilities, including salaries of personnel required for it to execute its duties faithfully under this Agreement, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary to execute its obligations under this Agreement.

3. COMPENSATION OF SSGA

     The Subadviser will pay SSgA with respect to each Lifestyle Trust the compensation specified in Appendix A to this Agreement.

4. LIABILITY OF SSGA

     Neither SSgA nor any of its directors, officers or employees shall be liable to the Adviser, the Subadviser or the Trust for any error of judgment or mistake of law or for any loss suffered by the Adviser, the Subadviser or the Trust in connection with the matters to which this Agreement relates except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, the duties of SSgA or any of its directors.

5. CONFLICTS OF INTEREST

     It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in SSgA as trustees, officers, partners or otherwise; that employees, agents and partners of SSgA are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that SSgA may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the partnership agreement of SSgA, respectively, or by specific provision of applicable law.

6. REGULATION

     SSgA shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

7. DURATION AND TERMINATION OF AGREEMENT

     This Agreement shall become effective with respect to each Lifestyle Trust on the later of:

          (i) its execution,

          (ii) the date of the meeting of the Board of Trustees of the Trust, at which meeting this Agreement is approved as described below,

          (iii) the date of the meeting of the shareholders of the Lifestyle Trust at which meeting this Agreement is approved by the vote of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940 ("Investment Company Act")) of the shareholders of the Lifestyle Trust,

          (iv) disclosure of the terms of this Agreement with respect to the Lifestyle Trust in the prospectus of Manufacturers Investment Trust, and

          (v) May 1, 2000.

     The Agreement will continue in effect for a period more than two years from the date of its execution with respect to each Lifestyle Trust only so long as such continuance is specifically approved at least annually either (i) by the Trustees of the Trust or (ii) by a majority of the outstanding voting securities of the Lifestyle Trusts, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval.

     Any required shareholder approval of the Agreement, or of any continuance of the Agreement, shall be effective with respect to any Lifestyle Trust if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Lifestyle Trust votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Lifestyle Trust affected by the Agreement or (b) all the Lifestyle Trusts.

     If any required shareholder approval of this Agreement or any continuance of the Agreement is not obtained, SSgA will continue to provide the services described herein with respect to the affected Lifestyle Trust pending the required approval of the Agreement or its continuance or of a new contract with SSgA or a different adviser or other definitive action; provided, that the compensation received by SSgA in respect of such Lifestyle Trust during such period is in compliance with Rule 15a-4 under the Investment Company Act.

     This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Lifestyle Trust by the vote of a majority of the outstanding voting securities of such portfolio, on sixty days' written notice to the Subadviser and SSgA, or by the Subadviser or SSgA on sixty days' written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company
Act), in the event the Subadvisory Agreement between the Subadviser and the Adviser terminates for any reason with respect to the Lifestyle Trusts or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason with respect to the Lifestyle Trusts.

8. PROVISION OF CERTAIN INFORMATION BY SSGA

     SSgA will promptly notify the Adviser and the Subadviser in writing of the occurrence of any of the following events:

          a. SSgA fails to be a "bank" as such term is defined under the Investment Advisers Act;

          b. SSgA is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

          c. any change in control of SSgA within the meaning of the Investment Company Act.

9. SERVICES TO OTHER CLIENTS

     The Subadviser understands, and has advised the Trust's Board of Trustees, that SSgA now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts and as investment adviser or subadviser to other investment companies. Further, the Subadviser under-stands, and has advised the Trust's Board of Trustees that SSgA and its affiliates may give advice and take action for its accounts, including investment companies, which differs from advice given on the timing or nature of action taken for the Lifestyle Trusts. SSgA is not obligated to initiate transactions for a Lifestyle Trust in any security which SSgA, its partners, affiliates or employees may purchase or sell for their own accounts or other clients.

10. AMENDMENTS TO THE AGREEMENT

     This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the Trustees of the Trust and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to any Lifestyle Trust if a majority of the outstanding voting securities of that Lifestyle Trust vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Lifestyle Trust affected by the amendment or (b) all the Lifestyle Trusts of the Trust.

11. ENTIRE AGREEMENT

     This Agreement contains the entire understanding and agreement of the parties.

12. HEADINGS

     The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

13. NOTICES

     All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust, SSgA or the Subadviser, as applicable, or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

14. SEVERABILITY

     Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

15. GOVERNING LAW

     The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

16. LIMITATION OF LIABILITY

     The Agreement and Declaration of Trust dated September 28, 1988, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name "Manufacturers Investment Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any portfolio thereof, but only the assets belonging to the Trust, or to the particular portfolio with respect to which such obligation or claim arose, shall be liable.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

                                    MANUFACTURERS ADVISER CORPORATION

                                    By:

             -------------------------------------------------------------------

                                    By:

             -------------------------------------------------------------------

                                    STATE STREET GLOBAL ADVISORS, A DIVISION OF
                                    STATE STREET BANK AND TRUST COMPANY

                                    By:

             -------------------------------------------------------------------

                                   APPENDIX A

     The Subadviser will pay SSgA, as full compensation for all services provided under this Agreement a subadvisory consulting fee for each Lifestyle Trust at an annual rate as follows:

                                             FIRST        EXCESS OVER
PORTFOLIOS                                $100 MILLION    $100 MILLION
----------                                ------------    ------------
Lifestyle Aggressive 1000 Trust.........     0.075%          0.050%
Lifestyle Growth 820 Trust..............     0.075%          0.050%
Lifestyle Balanced 640 Trust............     0.075%          0.050%
Lifestyle Moderate 460 Trust............     0.075%          0.050%
Lifestyle Conservative 280 Trust........     0.075%          0.050%

     The subadvisory consulting fee for each Lifestyle Trust is accrued for each calendar day and the sum of the daily fee accruals will be paid monthly to SSgA. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of the applicable Lifestyle Trust as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business.

     If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, will be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.